Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Domestic and international pre-tax loss consists of the following:

	Year ended December 31, 2021	Year ended December 31, 2020
	$	$
U.S.	46,225,053	13,591,329
Canada	(628,230)	(306,208)
Loss before provision for income taxes	45,596,823	13,285,121
Income tax expense attributable to operations is comprised of the following:

	Year ended December 31, 2021	Year ended December 31, 2020
	$	$
Current income tax:
Federal	75	10,000
State	(114)	4,114
Foreign	240,105	73,768
Total current expense	240,066	87,882
Deferred income tax:
Federal	—	—
State	—	—
Foreign	65,592	—
Total deferred expense	65,592	—
Total provision for income tax	305,658	87,882
A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
	$	$
Provision for income taxes at the Company’s statutory tax rate of 21%	(9,575,333)	(2,789,875)
State income taxes, net of federal tax benefit	(1,496,432)	(574,046)
Change in valuation allowance	10,570,870	3,412,396
Permanent items and other	806,553	39,407
Provision for income taxes at the Company’s effective income tax rate	305,658	87,882
Due to the existence of the valuation allowance, future recognition of previously unrecognized tax benefits will not impact the Company’s effective tax rate. The Company is subject to taxation in the U.S., Canada and various state jurisdictions. All of the Company’s tax years from inception are subject to examination by federal, and state tax authorities. The Company’s practice is to recognize interest and penalties related to income tax matters in income tax expense.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts for income tax purposes. Significant components of our deferred tax assets and liabilities are as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
	$	$
Net operating loss carryforwards	12,909,104	1,910,665
License agreements	1,763,889	967,268
Start-up costs	233,205	13,679
Share based compensation	811,236	422,280
Reserves and accruals	266,480	45,110
Other	74,763	55,889
Total deferred tax assets	16,058,677	3,414,891
Valuation allowance	(16,054,274)	(3,414,891)
Net deferred tax assets	4,403	—

Deferred tax liabilities
Unrealized exchange gain	(69,995)	—
Total deferred tax liabilities	(69,995)	—

Net deferred tax liabilities	(65,592)	—
Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.
The Company has evaluated the available evidence supporting the realization of its U.S. gross deferred tax assets, including the amount and timing of future taxable income, and has determined it is more likely than not that the assets will not be realized. As a result, the Company has concluded that a full valuation allowance against its U.S. deferred tax assets is necessary at this time.
As of December 31, 2021, the Company has federal and state net operating loss carryforwards of approximately $53.0 million and $41.9 million, respectively. As a result of the Tax Cuts and Jobs Act of 2017, for U.S. income tax purposes, net operating losses generated after December 31, 2017 can be carried forward indefinitely, but are limited to 80% utilization against future taxable income each year. Of the amount of federal net operating loss carryforwards, $53.0 million can be carried forward indefinitely. Unless previously utilized, the state net operating losses will begin to expire in 2030. As of December 31, 2021, the Company has $0.1 million of Indiana Hoosier Business tax credits that begin to expire in 2029.
The Company has not yet conducted a study to document whether its research activities may qualify for the research and development tax credit. Such a study may result in the creation of a research and development credit carryforward; however, until a study is completed, no amount is being presented as a deferred tax asset or as an uncertain tax position. Any research and development credit carryforward identified and claimed if and when such study is complete would be offset by an adjustment to the valuation allowance.
Pursuant to the Internal Revenue Code (IRC) Sections 382 and 383, annual use of the Company's NOL and research and development credit carryforwards may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed an ownership change analysis pursuant to IRS Section 382. If ownership changes have occurred or occurs in the future, the amount of remaining tax attribute carryforwards available to offset taxable income and income tax expense in future years may be restricted or eliminated. If eliminated, the related asset would be removed from deferred tax assets with a corresponding reduction in the valuation allowance.
Uncertain tax positions are evaluated based upon the facts and circumstances that exist at each reporting period. Subsequent changes in judgement based upon new information may lead to changes in recognition, derecognition, and measurement. Adjustment may result, for example, upon resolution of an issue with the taxing authorities or expiration of a statute of limitations barring an assessment for an issue.
The Company recognizes a tax benefit from an uncertain tax position when it is more likely than not that the position will be sustained upon examination by tax authorities.
As of December 31, 2021, and 2020, the Company had no uncertain tax positions.
The Company had no accrued interest or penalties related to income tax matters in the Company’s balance sheet at December 31, 2021, and has not recognized interest or penalties in the Company’s statement of operations and comprehensive loss for the year ended December 31, 2021. Further, the Company is not currently under examination by any federal, state or local tax authority.
The Company does not record U.S. income taxes on the undistributed earnings of its foreign subsidiaries based upon the Company's intention to permanently reinvest undistributed earnings to ensure sufficient working capital and further expansion of existing operations outside the U.S. In the event the Company is required to repatriate funds from outside of the U.S., such repatriation would be subject to local laws, customs, and tax consequences.
The Tax cut and jobs Act subjects a U.S. shareholder to tax on GILTI earned by certain foreign subsidiaries. The Company has elected to account for GILTI in the year the tax is incurred in accordance with the FASB Staff Q&A, Topic 740, No. 5, Accounting for Global Intangible Low-Taxed Income, which states that an entity can make an accounting policy election to either recognize deferred taxes for temporary basis differences expected to reverse as GILTI in future years or to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense.
On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was passed into law. The CARES Act includes several significant business tax provisions including modification to the taxable income limitation for utilization of net operating losses incurred in 2019 to 2021, an increase to the limitation on deductibility of certain business interest expense, bonus depreciation for purchases of qualified improvement property and special deductions on certain corporate charitable contributions. The Company analyzed the provisions of the CARES Act and determined there was no impact to its income tax provision for the years ended December 31, 2021 and 2020.